                                  EXHIBIT 99.1


For Further Information Contact:
Douglas W. Dougherty
Chief Financial Officer
(317) 594-2627


For Immediate Release:


                            MARSH SUPERMARKETS, INC.
                            ANNOUNCES FOURTH QUARTER
                            AND FISCAL 2004 RESULTS


Indianapolis, IN, June 10, 2004

         Marsh Supermarkets, Inc. (NASDAQ: MARSA and MARSB) reports results of operations for the 12 and 52 weeks ended March 27, 2004.

         Net income for the fiscal year ended March 27, 2004 was $3,037,000, or $0.38 per diluted share, compared to $52,000, or $0.01 per diluted share, last year. Operating income for fiscal 2004 improved to $23,645,000 from $22,634,000 last year. In both our third and fourth quarters, operating income exceeded last year. Income from continuing operations, net of tax, was $3,037,000, or $0.38 per diluted share, compared to $406,000, or $0.05 per diluted share, last year. Last year, the Company recorded a non-cash charge of $3,639,000 net of tax, or $0.44 per share, related to the application of Emerging Issues Task Force Issue No. 02-16 regarding accounting for vendor consideration.

         Sales and other revenues, excluding gains from sales of property, were $1,650,868,000 for fiscal year 2004, an increase of $3,334,000 over last year's $1,647,534,000. Retail sales in comparable supermarkets and convenience stores, were below last year by 1.4%. Comparable store merchandise sales, which exclude gasoline, declined 2.5% from last year*. The decline is attributable to a continuing weak local economy, high unemployment and competitive new supermarket square footage. The Company excludes gasoline sales from its analysis of comparable store merchandise sales because retail gasoline prices fluctuate widely and frequently.

* See attached schedule--Reconciliation of Sales and Other Comparable Revenues.

         For the twelve week fourth quarter ended March 27, 2004, total revenues were $376,365,000 compared to $373,261,000 last year. Retail sales in comparable supermarkets and convenience stores were below last year by 1.7%. Comparable store merchandise sales, which exclude gasoline sales, declined 3.3% from last year.*

         Net loss for the quarter was $1,228,000, or $0.15 per diluted share, compared to a net loss of $4,463,000, or $0.56 per diluted share, last year. Diluted loss per share from continuing operations was $0.15 compared to $0.54 last year. In last year's fourth quarter, the Company recorded a non-cash charge of $3,639,000 net of tax, or $0.44 per share, related to the application of Emerging Issues Task Force No. 02-16 regarding accounting for vendor consideration.

         During the fourth quarter, Marsh Supermarkets opened the new "lifestyle" store in a new market. Two Village Pantry locations were closed. Subsequent to quarter end, one Marsh Supermarket was converted to a LoBill Foods.

         The Company also opened Trios Di Tuscanos, its first casual, quick serve restaurant operated by Crystal Food Service, and a new McNamara Florist store adjoining the restaurant.

         "We continue to differentiate ourselves from the competition by providing the highest quality of fresh product, superior customer service, and everyday value to our customers. We are constantly seeking fresh ideas to drive sales, streamline operations and enhance gross margin in order to increase profitability. These efforts produced improved results from retail operations in our third and fourth quarters. In fiscal 2004, we introduced our new "lifestyle" store, which features a unique design and products grouped to enhance customers' menu planning. We are pleased with the new concept and are encouraged by initial customer comments, and I believe that Fiscal 2005 will be a remarkably better year," said Don E. Marsh, Chairman and Chief Executive Officer.

         Marsh is a leading regional chain, operating 67 Marsh(R) supermarkets, 37 LoBill(R) Foods stores, 9 O'Malia(R) Food Markets, 164 Village Pantry(R) convenience stores, and 1 Savin*$(SM), in Indiana and western Ohio. The Company also operates Crystal Food Services(SM), which provides upscale catering, cafeteria management, office coffee, coffee roasting, vending and concessions; Primo Banquet Catering and Conference Centers; Floral Fashions(R), McNamara(R) Florist and Enflora(R) - Flowers for Business.

* See attached schedule--Reconciliation of Sales and Other Comparable Revenues.

Cautionary Note Regarding Forward-Looking Statements

This report includes certain forward-looking statements (statements other than those made solely with respect to historical fact). Actual results could differ materially and adversely from those contemplated by the forward-looking statements due to known and unknown risks and uncertainties, many of which are beyond the Company's control. The forward-looking statements and the Company's future results, liquidity and capital resources are subject to risks and uncertainties including, but not limited to, the following: the entry of new competitive stores and their impact on the Company; the Company's ability to improve comparable store sales; the level of discounting and promotional spending by competitors; the stability and timing of distribution incentives from suppliers; the level of margins achievable in the Company's operating divisions; softness in the local and national economies and the general retail food industry; the success of the Company's new and remodeled stores, including image and rebranding programs; potential interest rate increases on variable rate debt, as well as terms, costs and the availability of capital; the Company's ability to control employee medical costs; uncertainties regarding future real estate gains due to limited real estate holdings available for sale; the ability of the Company to predict and respond to changes in customer preferences and lifestyles; the ability of the Company to respond to commodity price fluctuations; uncertainties regarding gasoline prices and margins; the Company's ability to control costs including labor, rent, credit card, and workers compensation and general liability expense; the Company's ability to implement cost improvement initiatives; uncertainties related to state and federal taxation and tobacco and environmental legislation; the Company's ability to collect outstanding notes and accounts receivable; uncertainties associated with pension and other retirement obligations; the successful economic implementation of new technology; the impact of any acquisitions and dispositions; the timely and on budget completion of store construction, expansion, conversion and remodeling; and other known and unknown risks and uncertainties. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

                            MARSH SUPERMARKETS, INC.
                       CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)


                                                         12 Weeks Ended                          52 Weeks Ended
                                                -------------------------------         -------------------------------
                                                 March 27,            March 29,           March 27,          March 29,
                                                   2004                 2003               2004                 2003
                                                -----------         -----------         -----------         -----------

Sales and other revenues                        $   375,486         $   369,012         $ 1,650,868         $ 1,647,534
Gains from sales of property                            879               4,249               3,047               8,201
                                                -----------         -----------         -----------         -----------
Total revenues                                      376,365             373,261           1,653,915           1,655,735
Cost of merchandise sold, including
  warehousing and transportation,
  excluding depreciation                            262,902             268,029           1,156,255           1,163,157
                                                -----------         -----------         -----------         -----------
Gross profit                                        113,463             105,232             497,660             492,578
Selling, general and administrative                 104,956             102,241             449,002             445,480
Depreciation                                          5,810               5,714              25,013              24,464
                                                -----------         -----------         -----------         -----------
Operating income                                      2,697              (2,723)             23,645              22,634
Interest                                              4,287               5,021              19,050              23,270
Other non-operating income                               --              (1,209)               (961)             (2,180)
                                                -----------         -----------         -----------         -----------
Income (loss) from continuing operations
 before income taxes                                 (1,590)             (6,535)              5,556               1,544
Income taxes (benefit)                                 (362)             (2,252)              2,519               1,138
                                                -----------         -----------         -----------         -----------
Income (loss) from continuing operations             (1,228)             (4,283)              3,037                 406
Loss on disposal, net of tax                             --                (180)                 --                (354)
                                                -----------         -----------         -----------         -----------
     Net income (loss)                          $    (1,228)        $    (4,463)        $     3,037         $        52
                                                ===========         ===========         ===========         ===========


Basic earnings per common share:
Continuing operations                           $      (.15)        $      (.54)        $       .38         $       .05
Loss on disposal of
  discontinued operation                                 --                (.02)                 --                (.04)
                                                -----------         -----------         -----------         -----------
Net income (loss)                               $      (.15)        $      (.56)        $       .38         $       .01
                                                ===========         ===========         ===========         ===========

Diluted earnings per common share:
Continuing operations                           $      (.15)        $      (.54)        $       .38         $       .05
Loss on disposal of
  discontinued operation                                 --                (.02)                 --                (.04)
                                                -----------         -----------         -----------         -----------
Net income (loss)                               $      (.15)        $      (.56)        $       .38         $       .01
                                                ===========         ===========         ===========         ===========

Dividends per share                             $       .13         $       .13         $       .52         $       .46

                            MARSH SUPERMARKETS, INC.
                          CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                          March 27,             March 29,
                                                             2004                  2003
                                                          ---------             ---------

Assets
Current Assets
   Cash and equivalents                                   $  27,584             $  28,313
   Accounts receivable                                       23,864                27,203
   Inventories                                              126,840               130,297
   Prepaid expenses                                           6,495                 5,731
   Recoverable income taxes                                   5,400                    --
                                                          ---------             ---------
       Total Current Assets                                 190,183               191,544

Property and Equipment                                      297,028               311,469
Other Assets                                                 55,194                46,309
                                                          ---------             ---------
                                                          $ 542,405             $ 549,322
                                                          =========             =========


Liabilities and Shareholders' Equity
Current Liabilities
   Notes payable to bank                                  $      --             $   1,700
   Accounts payable                                          80,614                71,883
   Accrued liabilities                                       48,170                49,665
   Current maturities of long-term liabilities                3,427                 3,452
                                                          ---------             ---------
         Total Current Liabilities                          132,211               126,700

Long-term Liabilities
   Long-term debt                                           174,161               198,148
   Capital lease obligations                                 28,188                29,009
   Pension and postretirement benefits                       42,725                40,824
                                                          ---------             ---------
         Total Long-Term Liabilities                        245,074               267,981

Deferred Items
   Income taxes                                              18,309                 9,606
   Deferred gains sale/leaseback                             15,238                15,595
   Other                                                      3,297                 1,631
                                                          ---------             ---------
         Total Deferred Items                                36,844                26,832

SHAREHOLDERS' EQUITY
    Common stock, classes A and B                            26,570                26,439
   Retained earnings                                        130,813               131,911
   Cost of Common Stock in treasury                         (15,011)              (14,928)
   Deferred cost - restricted stock                            (211)                  (54)
   Notes receivable - stock purchases                           (11)                 (175)
   Accumulated other comprehensive loss                     (13,874)              (15,384)
                                                          ---------             ---------
          Total Shareholders' Equity                        128,276               127,809
                                                          ---------             ---------
                                                          $ 542,405             $ 549,322
                                                          =========             =========

                                                                   June 10, 2004


                            MARSH SUPERMARKETS, INC.
              Reconciliation of Sales and Other Comparable Revenues



                                           12 Weeks Ended                               52 Weeks Ended
                               --------------------------------------      -------------------------------------
                                March 27,       March 29,         %        March 27,        March 29,       %
                                  2004            2003         Change         2004            2003        Change
                               ----------      ----------      ------      ----------      ----------     ------
Sales and Other Revenues*      $  376,365      $  373,261       0.80%      $1,650,868      $1,647,534      0.20%

Less:  Other Revenues/
Non-Comparable Sales               33,863          24,682                     121,850          97,204

Comparable Retail Sales**         342,502         348,579      (1.70)%      1,529,018       1,550,330     (1.40)%

Less:  Fuel Sales                  30,584          26,070                     122,518         107,831

Comparable Store
Merchandise Sales              $  311,918      $  322,569      (3.30)%     $1,406,500      $1,442,499     (2.50)%



 * Excluding gains from sales of property.

** Comparable supermarkets and convenience stores.